SCHEDULE 13G

ISSUER: La Jolla Pharmaceuticals                            CUSIP NO.: 503459109



                                  EXHIBIT 2(a)

                  This statement is being filed by J.P. Morgan Partners (BHCA), L.P. (formerly known as Chase Equity Associates, L.P.), a Delaware limited partnership (hereinafter referred to as "JPMP (BHCA)"), whose principal business office is located at 1221 Avenue of the Americas, New York, New York 10020. JPMP
(BHCA) is engaged in the venture capital and leveraged buyout business. The general partner of JPMP (BHCA) is JPMP Master Fund Manager, L.P. (formerly known as Chase Capital Partners, a New York general partnership), a Delaware limited partnership (hereinafter referred to as "JPMP Master Fund"), whose principal business office is located at the same address as JPMP (BHCA), and is also directly or indirectly (through affiliates) engaged in the venture capital and leveraged buyout business. The general partner of JPMP Master Fund is JPMP Capital Corp. (formerly known as Chase Capital Corporation), a New York corporation (hereinafter referred to as "JPMP Capital Corp."), whose principal business office is located at the same address as JPMP (BHCA), and is also engaged in the venture capital and leveraged buyout business. Set forth in Schedule A hereto and incorporated herein by reference are the names, business addresses, principal occupations and employments of each executive officer and director of JPMP Capital Corp.

                  JPMP Capital Corp. is a wholly owned subsidiary of J.P. Morgan Chase & Co. (formerly known as The Chase Manhattan Corporation), a Delaware corporation (hereinafter referred to as "JP Morgan Chase") which is engaged (primarily through subsidiaries) in the commercial banking business with its principal office located at 270 Park Avenue, New York, New York 10017. Set forth in Schedule B hereto and incorporated herein by reference are the names, business addresses, principal occupations and employments of each executive officer and director of JP Morgan Chase.




SEC 1745 (3-98)

                                  SCHEDULE 13G

ISSUER: La Jolla Pharmaceuticals                            CUSIP NO.: 503459109



                                                                      SCHEDULE A

                               JPMP CAPITAL CORP.

                              EXECUTIVE OFFICERS(1)

President                                             Jeffrey C. Walker*
Executive Vice President                              Mitchell J. Blutt, M.D.*
Executive Vice President                              Arnold L. Chavkin*
Executive Vice President                              John M.B. O'Connor*
Managing Director                                     Dr. Dana Beth Ardi
Managing Director                                     Christopher C. Behrens*
Managing Director                                     Julie Casella-Esposito*
Managing Director                                     Rodney A. Ferguson*
Managing Director                                     Cornell P. French*
Managing Director                                     Michael R. Hannon*
Managing Director                                     Alfredo Irigoin*
Managing Director                                     Andrew Kahn*
Managing Director                                     Jonathan R. Lynch*
Managing Director                                     Stephen P. Murray*
Managing Director                                     Timothy Purcell*
Managing Director                                     Faith Rosenfeld*
Managing Director                                     Shahan D. Soghikian*
Managing Director                                     Timothy J. Walsh*
Managing Director                                     Richard D. Waters, Jr. *
Managing Director                                     Damion E. Wicker, M.D.*
Managing Director                                     Eric R. Wilkinson*
Senior Vice President and Assistant Secretary         James Hutter*
Senior Vice President and Assistant Secretary         Mounir Nahas*
Senior Vice President, Treasurer and
  Assistant Secretary                                 Elisa R. Stein*
Vice President and Assistant Secretary                Richard Madsen*
Vice President and Assistant Secretary                Puneet Gulati*
Vice President and Assistant Secretary                Thomas Szymoniak*
Vice President and Assistant Secretary                Scott Kraemer*
Secretary                                             Anthony J. Horan**
Assistant Secretary                                   Robert C. Caroll**
Assistant Secretary                                   Denise G. Connors**
Assistant Secretary                                   Euisun Lisa Lee**
Assistant Secretary                                   Timothy Samson**


----------
(1) Each of whom is a United States citizen except for Messrs. Irigoin, and Soghikian.
* Principal occupation is employee and/or officer of J.P. Morgan Partners, LLC. Business address is c/o J.P. Morgan Partners, LLC, 1221 Avenue of the Americas, New York, New York 10020.
** Principal occupation is employee or officer of J.P. Morgan Chase & Co. Business address is c/o J.P. Morgan Chase & Co., 270 Park Avenue, New York, New York 10017.




SEC 1745 (3-98)

                                  SCHEDULE 13G

ISSUER: La Jolla Pharmaceuticals                            CUSIP NO.: 503459109


                                  DIRECTORS(1)

                              William B. Harrison**
                               Jeffrey C. Walker*


----------
(1) Each of whom is a United States citizen except for Messrs. Irigoin, and Soghikian.
* Principal occupation is employee and/or officer of J.P. Morgan Partners, LLC. Business address is c/o J.P. Morgan Partners, LLC, 1221 Avenue of the Americas, New York, New York 10020.
** Principal occupation is employee or officer of J.P. Morgan Chase & Co. Business address is c/o J.P. Morgan Chase & Co., 270 Park Avenue, New York, New York 10017.


SEC 1745 (3-98)

                                  SCHEDULE 13G

ISSUER: La Jolla Pharmaceuticals                            CUSIP NO.: 503459109

                                                                      SCHEDULE B

                             J.P. MORGAN CHASE & CO.

                              EXECUTIVE OFFICERS(1)

Chairman of the Board and Chief Executive Officer       William B. Harrison Jr.*
Vice Chairman                                           David A. Coulter*
Vice Chairman                                           Walter A. Gubert*
Vice Chairman                                           Thomas B. Ketchum*
Vice Chairman                                           Donald H. Layton*
Vice Chairman                                           James B. Lee Jr. *
Vice Chairman                                           Jeffrey C. Walker**
Vice Chairman; Head of Finance, Risk Management
  and Administration                                    Marc J. Shapiro*
Executive Officer                                       Steven D. Black*
Executive Officer                                       Donald H. McCree III*
Executive Officer                                       James I. Staley*
Executive Officer                                       Don M. Wilson*
Executive Officer                                       William T. Winters*
Executive Vice President; General Auditor               William J. Moran*
Executive Vice President; Chief Financial Officer       Dina Dublon*
Executive Vice President; Head of Market
  Risk Management                                       Lesley Daniels Webster*
Chief Credit Officer                                    Robert S. Strong*
Managing Director                                       Paul W. Brandow*
Managing Director; Corporate Treasurer                  David B. Edelson*
Managing Director; Head of Credit Risk Policy           Suzanne Hammett*
Managing Director                                       Louis M. Morrell*
Managing Director                                       John Steinhardt*
Managing Director                                       John Wilmet*
Managing Director                                       Jorge V. Jasson*
General Counsel                                         William H. McDavid*
Corporate Secretary                                     Anthony James Horan*
Senior Vice President; Assistant General Counsel        Ronald C. Mayer*
Senior Vice President; Chief Compliance Officer         Gregory S. Meredith*
Director of Human Resources                             John J. Farrell*
Director of Corporate Marketing and Communications      Frederick W. Hill*
Controller                                              Joseph L. Scalfani*
Assistant Corporate Secretary                           James C. Berry*


----------
(1)  Each of whom is a United States citizen.
* Principal occupation is employee or officer of J.P. Morgan Chase & Co. Business address is c/o J.P. Morgan Chase & Co., 270 Park Avenue, New York, New York 10017.
** Principal occupation is employee and/or officer of J.P. Morgan Partners, LLC. Business address is c/o J.P. Morgan Partners, LLC, 1221 Avenue of the Americas, New York New York 10020.




SEC 1745 (3-98)

                                  SCHEDULE 13G

ISSUER: La Jolla Pharmaceuticals                            CUSIP NO.: 503459109


                                  DIRECTORS(1)

                                       PRINCIPAL OCCUPATION OR EMPLOYMENT;
 NAME                                  BUSINESS OR RESIDENCE ADDRESS
--------------------------------------------------------------------------------
 Hans W. Becherer                      Retired Chairman of the Board and
                                       Chief Executive Officer
                                       Deere & Company
                                       One John Deere Place
                                       Moline, IL 61265
--------------------------------------------------------------------------------
 Riley P. Bechtel                      Chairman and Chief Executive Officer
                                       Bechtel Group, Inc.
                                       P.O. Box 193965
                                       San Francisco, CA 94119-3965
--------------------------------------------------------------------------------
 Frank A. Bennack, Jr.                 President and Chief Executive Officer
                                       The Hearst Corporation
                                       959 Eighth Avenue
                                       New York, New York 10019
--------------------------------------------------------------------------------
 Lawrence A. Bossidy                   Chairman of the Board
                                       Honeywell International
                                       P.O. Box 3000
                                       Morristown, NJ 07962-2245
--------------------------------------------------------------------------------
 M. Anthony  Burns                     Chairman of the Board
                                       Ryder System, Inc.
                                       3600 N.W. 82nd Avenue
                                       Miami, Florida 33166
--------------------------------------------------------------------------------
 H. Laurence Fuller                    Retired Co-Chairman
                                       BP Amoco p.l.c.
                                       1111 Warrenville Road, Suite 25
                                       Chicago, Illinois  60563
--------------------------------------------------------------------------------
Ellen V. Futter                        President and Trustee
                                       American Museum of Natural History
                                       Central Park West at 79th Street
                                       New York, NY 10024
--------------------------------------------------------------------------------
 William H. Gray, III                  President and Chief Executive Officer
                                       The College Fund/UNCF
                                       9860 Willow Oaks Corporate Drive
                                       P.O. Box 10444
                                       Fairfax, Virginia 22031
--------------------------------------------------------------------------------
 William B. Harrison, Jr.              Chairman of the Board and Chief
                                         Executive Officer
                                       J.P. Morgan Chase & Co.
                                       270 Park Avenue, 8th Floor
                                       New York, New York  10017-2070
--------------------------------------------------------------------------------
 Helene L. Kaplan                      Of Counsel
                                       Skadden, Arps, Slate, Meagher & Flom LLP
                                       Four Times Square
                                       New York, New York 10036
--------------------------------------------------------------------------------
 Lee R. Raymond                        Chairman of the Board and Chief
                                         Executive Officer
                                       Exxon Mobil Corporation
                                       5959 Las Colinas Boulevard
                                       Irving, TX 75039-2298
--------------------------------------------------------------------------------
 John R. Stafford                      Chairman of the Board
                                       American Home Products Corporation
                                       5 Giralda Farms
                                       Madison, New Jersey 07940
--------------------------------------------------------------------------------

(1)  Each of whom is a United States citizen.


SEC 1745 (3-98)

                                  SCHEDULE 13G

ISSUER: La Jolla Pharmaceuticals                            CUSIP NO.: 503459109

                                       PRINCIPAL OCCUPATION OR EMPLOYMENT;
 NAME                                  BUSINESS OR RESIDENCE ADDRESS
--------------------------------------------------------------------------------
 Lloyd D. Ward                         Chief Executive Officer
                                       U.S. Olympic Committee
                                       One Olympic Plaza
                                       Colorado Springs, CO 80909
--------------------------------------------------------------------------------










SEC 1745 (3-98)